

JANUARY 10, 2023

J.P. Morgan Healthcare Conference

Bio-Rad Laboratories, Inc.

Forward-Looking Statements & Use of Non-GAAP Reporting

Forward-looking Statements.

Some statements in this presentation may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding management's goals, plans, and expectations, our future financial performance, our future financial projections, our growth strategy, and other matters. Forward looking statements generally can be identified by the use of forward-looking terminology such as, "anticipate," "believe," "expect," "assume," "continue," "may," "will," "intend," "estimate," or similar expressions or the negative of those terms or expressions, although not all forward-looking statements contain these words. These statements are based on assumptions and expectations of future events that are subject to risks and uncertainties. Our actual results may differ materially from these plans and expectations. Undue reliance should not be placed on these forward-looking statements, and it is encouraged to review our SEC filings, where the risk factors in our business are discussed in detail. The forward-looking statements contained in this presentation reflect our views and assumptions only as of the date of this presentation. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if estimates change, so you should not rely on these forward-looking statements as representing our views as of any date other than the date of this presentation.

Use of Non-GAAP Reporting and Currency-Neutral.

In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including non-GAAP revenue, non-GAAP gross margin, non-GAAP adjusted EBITDA, and non-GAAP adjusted EBITDA margin, which exclude amortization of acquisition-related intangible assets, certain acquisition-related expenses and benefits, restructuring charges, asset impairment charges, gains and losses from change in fair market value of equity securities and loan receivable, gains and losses on equity-method investments, and significant legal-related charges or benefits and associated legal costs. Non-GAAP revenue, non-GAAP gross margin, non-GAAP adjusted EBITDA, and non-GAAP adjusted EBITDA margin also exclude certain other gains and losses that are either isolated or cannot be expected to occur again with any predictability, tax provisions/benefits related to the previous items, and significant discrete tax events. We exclude the above items because they are outside of our normal operations and/or, in certain cases, are difficult to forecast accurately for future periods. We utilize a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions, forecasting and planning for future periods, and determining payments under compensation programs. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operation of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance. We also believe that disclosing non-GAAP financial measures provides useful information to investors and others in understanding and evaluating our operating results and future prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies.

More specifically, management adjusts for the excluded items for the following reasons: Amortization of purchased intangible assets: we do not acquire businesses and assets on a predictable cycle. The amount of purchase price allocated to purchased intangible assets and the term of amortization can vary significantly and are unique to each acquisition or purchase. We believe that excluding amortization of purchased intangible assets allows the users of our financial statements to better review and understand the historic and current results of our operations, and also facilitates comparisons to peer companies. Acquisition-related expenses and benefits: we incur expenses or benefits with respect to certain items associated with our acquisitions, such as transaction costs, professional fees for assistance with the transaction; valuation or integration costs; changes in the fair value of contingent consideration, gain or loss on settlement of pre-existing relationships with the acquired entity; or adjustments to purchase price. We exclude such expenses or benefits as they are related to acquisitions and have no direct correlation to the operation of our on-going business. Restructuring, impairment charges and gains and losses from change in fair market value of equity securities and loan receivable and gains and losses on equity-method investments: we incur restructuring and impairment charges on individual or groups of employed assets and charges and benefits arising from valuation changes in equity-owned securities and gains and losses (including impairments) on equity-method investments, which arise from unforeseen circumstances and/or often occur outside of the ordinary course of our on-going business. Although these events are reflected in our GAAP financials, these unique transactions may limit the comparability of our on-going operations with prior and future periods. Significant litigation charges or benefits and legal costs: we may incur charges or benefits as well as legal costs in connection with litigation and other contingencies unrelated to our core operations. We exclude these charges or benefits, when significant, as well as legal costs associated with significant legal matters, because we do not believe they are reflective of on-going business and operating results. Income tax expense: we estimate the tax effect of the excluded items identified above to determine a non-GAAP annual effective tax rate applied to the pretax amount in order to calculate the non-GAAP provision for income taxes. We also adjust for items for which the nature and/or tax jurisdiction requires the application of a specific tax rate or treatment. From time to time in the future, there may be other items excluded if we believe that doing so is consistent with the goal of providing useful information to investors and management. Percentage sales growth in currency neutral amounts are calculated by translating prior period sales in each local currency using the current period's monthly average foreign exchange rates for that currency and comparing that to current period sales. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact on our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP in the United States. Non-GAAP adjusted EBITDA includes an annual dividend from our investment in Sartorius AG. Investors should review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this presentation.

In addition, for 2020 and 2021 we have presented information about core revenue, which we define as currency neutral non-GAAP revenue and excludes COVID related sales. We present this core revenue measure since we think it is helpful for understanding the performance of the rest of our business excluding COVID related sales. In 2020 and 2021, COVID related sales were approximately $318 million and $266 million respectively. COVID related sales for Life Science in 2020 and 2021 were approximately $311 million and $247.1 million respectively, and Covid related sales for Clinical Diagnostics in 2020 and 2021 were approximately $7 million and $18.6 million respectively.

We do not provide a reconciliation of our non-GAAP financial expectations to expectations for the most comparable GAAP measure because the amount and timing of many future charges that impact these measures (such as amortization of future acquisition-related intangible assets, future acquisition-related expenses and benefits, future restructuring charges, future asset impairment charges, future valuation changes of equity-owned securities, future gains and losses on equity -method investments or future legal charges or benefits), which could be material, are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all.

Additional Disclosures.

The data included in this presentation regarding markets and the industry in which we operate, including the size of certain markets, are based on publicly available information and published industry sources. In presenting this information, we have also made certain estimates and assumptions that we believe to be reasonable based on the information referred to above and similar sources, as well as our internal research, calculations and assumptions based on our analysis of such information and our knowledge of, and our experience to date in, our industries and markets. Market share data is subject to change and may be limited by the availability of raw data, the voluntary nature of the data gathering process and other limitations inherent in any statistical survey of market share data. Accordingly, you are cautioned not to place undue reliance on such market share data or any other such estimates. While we believe such information is reliable, we cannot guarantee the accuracy or completeness of this information.

Bio-Rad Today

Global leader of innovative products in life science research and clinical diagnostics

70
Years Strong Performance

$2.9B
Annual Sales*

8,200
Employees Worldwide



- **Continuous Innovation** A History of Contribution
- **Key Competencies** Fueling Ongoing Growth
- **Complementary Business Segments** Leveraging Across the Company

*2021 data

Two Highly Complementary Business Segments

Vertically integrated, global commercial platform




47%
$2.9B
Sales*
53%



Life Science

$1.37B*

Clinical Diagnostics

$1.52B

*Excludes $32M non-recurring legal settlement; A reconciliation of U.S. GAAP results to non-GAAP results can be found in the Appendix; 2021 data

Diversified Customer Base & Geographic Profile

70% recurring revenue provides stability and predictability across the business

Diversified Customer Base


Hospital Labs
34%
Clinical Diagnostics
Reference Labs
11%
10%
Transfusion Labs
15%
Biopharma
21%
Life Science
Academic/ Govt.
9%
Applied

Worldwide Presence


Asia-Pacific
25%
42%
Americas
Europe, Middle East, Africa
33%

No single customer accounts for more than 2% of sales

Source: Bio-Rad internal estimates; 2021 data

Opportunities Across All Product Areas

80%+ of sales from products in which Bio-Rad has a leading market position

Life Science

- ✓ Gene Expression
- ✓ Protein Quantitation
- ✓ Bioseparation
- ✓ Molecular Biology
- ✓ Cell Biology

Clinical Diagnostics

- ✓ Quality Controls
- ✓ Immunohematology
- ✓ Infectious Diseases
- ✓ Diabetes Monitoring
- ✓ Clinical Immunology



Source: Bio-Rad internal estimates; 2021 data

Life Science Group Overview

Established leadership positions with diversified presence and product mix

Customer Segments



Academic & Government
43%
32%
Biopharma
Hospital Labs 3%
20%
Applied
Reference Labs 2%

Revenue Geography



Europe, Middle East, & Africa
30%
42%
Americas
28%
Asia-Pacific

Products



Consumables
48%
52%
Instruments

Source: Bio-Rad Internal; 2021 Data

Life Science Strategy & Growth Pillars

Innovations fueling growth in translational research and biopharma







Droplet Digital PCR

Broadening adoption
with new platforms

Biopharma Production

Leveraging our advantages
for new therapeutic modalities

Cell Biology

Building on a portfolio
of differentiated assets

GROWTH PILLAR #1

Droplet Digital PCR Growth Strategy

Portfolio innovations driving broader adoption

QX ONE
Automation & Throughput
Launched 2020



Biopharma production and industrial-scale applied settings

QX600
Sensitivity & Multiplexing
Launched 2022



Setting a new standard in multiplex rare event detection

QX Continuum
Price & Workflow
Launching 2023



Disrupting higher end qPCR and applied segments

Assay portfolio extensions
Ongoing



Expanding applications, extending leadership

Biopharma Production Growth Strategy

Boosting productivity for purification of complex molecules

- R&D investment focus on innovation – higher yields, fewer purification steps
- Fuel demand through applications development
- Offer breadth of products for varying scale and customer needs
- Invest in channel and best-in-class customer support



GROWTH PILLAR #3

Cell Biology Growth Strategy

Innovations positioned to gain share in attractive markets



Single Cell Analysis	**$0.8B**
Rare Cell Detection	**$1.6B**
Drug Discovery & Antibody Screening	**$1.2B**
Flow Cytometry Assays	**$0.6B**

Sources: Markets & Markets (var.); DeciBio; Grandview Research; Roots Analysis Reports; Internal modeling

Clinical Diagnostics Group Overview

Global channel with strong recurring revenue

Customer Segments



Transfusion Laboratories
19%
Reference Laboratories
20%
Hospital Laboratories
61%

Revenue Geography



Europe, Middle East & Africa
36%
Asia-Pacific
22%
42%
Americas

Products



Instruments
30%
Reagents
70%

Source: Bio-Rad Internal; 2021 Data

BIO-RAD

Clinical Diagnostics Strategy & Growth Pillars

Extending core franchises and enter molecular diagnostics







Core Diagnostics

Expand installed base
globally and cross-sell menu

Opportunity: $14B

Quality Controls & Informatics

Extend utility of lab QC software
and drive reagent attachment

Opportunity: $2B

Molecular Diagnostics

Leverage RT-PCR and digital PCR
for clinical applications

Opportunity: $10B

Sources: 2021 Kalorama IVD Outlook; Company Estimates

GROWTH PILLAR #1

Core Diagnostics Growth Strategy Highlights:

Clinical Immunology specialty testing is a growing global need



BioPlex 2200 Immunoassay Platform

- Differentiated platform for complex disease diagnostics serving growing Autoimmune and Infectious Disease testing
- Expanding global installed base
- Enables platform and test consolidation for lab workflow efficiency



Comprehensive Test Menu

- More than 60 assays for Autoimmunity and Infectious Disease testing
- Significant opportunity for regional expansion and menu cross-selling
- Pipeline of new assays

BIO-RAD

Quality Controls Growth Strategy Highlights:

A complete offering for laboratory quality control





Unity QC Data Management Software

- Largest QC data set for peer reporting, 65+ million data points per month, which enables lab quality and productivity
- Daily software usage drives product revenue attachment
- New features for advanced reporting, analytics and e-commerce

Reagent Innovation

- Novel IntelliQ 'load and go' QC reagents streamline user workflow for high volume lab automation
- Expanding Molecular Diagnostic QC menu
- Expert team supporting both catalog and custom reagent solutions

GROWTH PILLAR #3

Molecular Diagnostics Growth Strategy Highlights:

A two-pronged approach





Syndromic infectious disease molecular diagnostics

- Enter high-growth Acute Care Syndromic testing market; $2B+ growing at 8%+
- Leverages Bio-Rad CFX PCR instrument installed base; Expand to new clinical labs
- Exclusive IVD menu partnership with Seegene for multiplexed IVD assays (Respiratory disease, UTI, STI's and others) in U.S. market
- Recent acquisition of Curiosity Diagnostics with its rapid sample-to-answer PCR platform extends Bio-Rad's reach into near-patient molecular diagnostics labs

Digital PCR primed to serve significant clinical opportunities

- Digital PCR technology can deliver meaningful value for several clinical applications
- $6B clinical opportunity growing at 10%+
- Simple workflow significantly improves time to results, lowers interpretation burden and reduces cost versus NGS for targeted panels
- Abundance of differentiated assay opportunities in large and growing application areas such as **reproductive health, infectious disease, transplant monitoring**

Sources: 2021 Kalorama IVD Outlook; Company Estimates

BIO-RAD

Advancing Our Continued Transformation — A Three Phased Approach

Improving financial performance

1 Globalize Operations

2015 - 2020

- SAP deployment
- Functionalized organization
- Standardization

2 Performance & Operational Improvement

2020 - 2023

- Portfolio balancing
- Improving core processes
- Cost structure improvement
- Supply chain transformation
- Channel excellence
- Acceleration in Asia
- M&A

3 Accelerated Growth

2023 - 2025

- Mix & market segment focus
- Operating margin expansion
- Channel performance
- Increase innovation
- Leverage operational scale
- M&A

Enhancing Our Financial Profile Through 2025

- Accelerating our revenue growth profile
- Further improving our cost structure
- Expanding profitability
- Creating shareholder value through prudent capital deployment

9%

Target
Core Revenue CAGR (1)(2)
Currency Neutral

28%

Target
Profitability
Adjusted EBITDA Margin (1)(3) 2025

(1) A reconciliation of U.S. GAAP results to non-GAAP results can be found in the Appendix
(2) We define core revenue as currency neutral non-GAAP revenue and excludes COVID-related sales
(3) EBITDA Margin defined as Adjusted EBITDA as a percentage of non-GAAP Revenue
Presented at Bio-Rad Investor Day, February 25, 2022

2022 in Review

Return to normalcy

- ✓ Supply chain issues showing signs of alleviating
- ✓ Continued strong product demand
- ✓ Strengthened operational foundation
- ✓ Addressing inflation
- ✓ Good core growth



Environmental & Social Responsibility Goals

Progress on all fronts



2017
Goals for 2030
46% carbon emission reduction
100% renewable electricity
45% women in U.S. leadership roles
60% of U.S. workforce from under-represented groups
25% reduction of non-recyclable packaging

BIO-RAD

Key Takeaways



- Accelerating our revenue growth profile
- Further improving our cost structure
- Expanding profitability
- Targeted M&A to enhance growth
- Creating shareholder value through disciplined capital deployment

BIO-RAD

Thank you



Norman Schwartz

Chief Executive Officer

Appendix



Reconciliation of GAAP to Non-GAAP Financial Measures

	Year Ended December 31, 2017	% of revenue	Year Ended December 31, 2018	% of revenue	Year Ended December 31, 2019	% of revenue	Year Ended December 31, 2020	% of revenue	Year Ended December 31, 2021	% of revenue
GAAP net sales	$ 2,160,153		$ 2,289,415		$ 2,311,659		$ 2,545,626		$ 2,922,545	
Legal settlements			-		-		(31,972)		(31,843)	
Non-GAAP net sales	$ 2,160,153		$ 2,289,415		$ 2,311,659		$ 2,513,654		$ 2,890,702	
GAAP cost of goods sold	$ 972,450		$ 1,066,264		$ 1,054,663		$ 1,107,804		$ 1,281,884	
Amortization of purchased intangibles	(21,933)		(18,491)		(15,898)		(18,322)		(18,562)	
Legal settlements	-		-		-		(8,700)		(3,535)	
Acquisition related benefits (costs) (1)	(10,000)		-		8,911		-		-	
Legal matters	11,013		-		-		-		-	
Restructuring benefits (costs)	(2,377)		(7,028)		(7,448)		1,903		(25,129)	
Other non-recurring items (4)	-		-		-		-		(274)	
Non-GAAP cost of goods sold	$ 949,153		$ 1,040,745		$ 1,040,228		$ 1,082,685		$ 1,234,384	
GAAP gross profit	$ 1,187,703	55.0%	$ 1,223,151	53.4%	$ 1,256,996	54.4%	$ 1,437,822	56.5%	$ 1,640,661	56.1%
Amortization of purchased intangibles	21,933		18,491		15,898		18,322		18,562	
Legal settlements	-		-		-		(23,272)		(28,308)	
Acquisition related (benefits) costs (1)	10,000		-		(8,911)		-		-	
Legal matters	(11,013)		-		-		-		-	
Restructuring (benefits) costs	2,377		7,028		7,448		(1,903)		25,129	
Other non-recurring items (4)	-		-		-		-		274	
Non-GAAP gross profit	$ 1,211,000	56.1%	$ 1,248,670	54.5%	$ 1,271,431	55.0%	$ 1,430,969	56.9%	$ 1,656,318	57.3%

(1) Release of contingent consideration and other acquisition-related (benefits) expenses.
(4) Incremental costs to comply with the European Union's In Vitro Diagnostics Regulation ("IVDR") for previously approved products (2021).

BIO-RAD

Reconciliation of GAAP to Non-GAAP Financial Measures

	Year Ended December 31, 2017	% of revenue	Year Ended December 31, 2018	% of revenue	Year Ended December 31, 2019	% of revenue	Year Ended December 31, 2020	% of revenue	Year Ended December 31, 2021	% of revenue
GAAP net sales	$ 2,160,153		$ 2,289,415		$ 2,311,659		$ 2,545,626		$ 2,922,545	
Legal settlements			-		-		(31,972)		(31,843)	
Non-GAAP net sales	$ 2,160,153		$ 2,289,415		$ 2,311,659		$ 2,513,654		$ 2,890,702	
GAAP selling, general and administrative expense	$ 806,790	37.3%	$ 834,783	36.5%	$ 824,625	35.7%	$ 800,267	31.4%	$ 879,574	30.1%
Amortization of purchased intangibles	(7,936)		(7,704)		(7,255)		(8,967)		(8,968)	
Legal matters	(4,275)		(23,352)		(6,841)		(16,708)		(16,375)	
Acquisition related benefits (1)	20,124		3,501		1,700		4,160		40	
Restructuring costs	(8,519)		(855)		(16,002)		(2,235)		(26,140)	
Other non-recurring items (4)	-		-		-		-		(1,635)	
Non-GAAP selling, general and administrative expense	$ 806,184	37.3%	$ 806,373	35.2%	$ 796,227	34.4%	$ 776,517	30.9%	$ 826,496	28.6%
GAAP research and development expense	$ 250,157	11.6%	$ 199,196	8.7%	$ 202,710	8.8%	$ 226,598	8.9%	$ 271,657	9.3%
Acquisition related costs (1)	(20,014)		(512)		-		-		-	
Restructuring benefits (costs)	(23,472)		(496)		(6,019)		1,253		(13,020)	
Non-GAAP research and development expense	$ 206,671	9.6%	$ 198,188	8.7%	$ 196,691	8.5%	$ 227,851	9.1%	$ 258,637	8.9%
GAAP impairment losses on goodwill and long-lived assets	$ 11,506	0.5%	$ 292,513	12.8%	$ -	0.0%	$ -	0.0%	$ -	0.0%
Goodwill and long-lived assets impairment	(11,506)		(292,513)		-		-		-	
Non-GAAP impairment losses on goodwill and long-lived assets	$ -	0.0%	$ -	0.0%	$ -	0.0%	$ -	0.0%	$ -	0.0%

(1) Release of contingent consideration and other acquisition-related (benefits) expenses.
(4) Incremental costs to comply with the European Union's In Vitro Diagnostics Regulation ("IVDR") for previously approved products (2021).

Reconciliation of GAAP to Non-GAAP Financial Measures

	Year Ended December 31, 2017	% of revenue	Year Ended December 31, 2018	% of revenue	Year Ended December 31, 2019	% of revenue	Year Ended December 31, 2020	% of revenue	Year Ended December 31, 2021	% of revenue
GAAP net sales	$ 2,160,153		$ 2,289,415		$ 2,311,659		$ 2,545,626		$ 2,922,545	
Legal settlements			-		-		(31,972)		(31,843)	
Non-GAAP net sales	$ 2,160,153		$ 2,289,415		$ 2,311,659		$ 2,513,654		$ 2,890,702	
GAAP income from operations	$ 119,250	5.5%	$ (103,341)	-4.5%	$ 229,661	9.9%	$ 410,957	16.1%	$ 489,430	16.7%
Legal settlements	-		-		-		(23,272)		(28,308)	
Amortization of purchased intangibles	29,869		26,195		23,153		27,289		27,530	
Legal matters	(6,738)		23,352		6,841		16,708		16,375	
Acquisition related (benefits) costs (1)	9,890		(2,989)		(10,611)		(4,160)		(40)	
Restructuring (benefits) costs	34,368		8,379		29,469		(921)		64,289	
Other non-recurring items (4)	-		-		-		-		1,909	
Goodwill and long-lived assets impairment	11,506		292,513		-		-		-	
Non-GAAP income from operations	$ 198,145	9.2%	$ 244,109	10.7%	$ 278,513	12.0%	$ 426,601	17.0%	$ 571,185	19.8%
Reconciliation of Net income to adjusted EBITDA:										
GAAP net income	$ 122,249		$ 365,614		$ 1,758,675		$ 3,806,267		$ 4,245,902	
Interest expense	23,014		23,962		23,416		21,861		1,551	
(Benefit from) provision for income taxes	$ (24,444)		$ 147,045		$ 502,406		1,101,371		1,192,247	
Depreciation and amortization	148,682		138,088		134,238		138,127		133,801	
Foreign currency exchange losses, net	9,128		2,861		2,245		1,771		2,753	
Other income, net	(10,697)		(36,593)		(26,094)		(24,488)		(26,775)	
Change in fair market value of equity and debt securities	-		(606,230)		(2,030,987)		(4,495,825)		(4,926,248)	
Dividend from Sartorius AG	10,861		14,029		15,690		8,922		18,991	
Legal settlements (5)	-		-		-		(23,272)		(28,308)	
Legal matters	(6,738)		23,352		6,841		16,708		16,375	
Acquisition related (benefits) costs (1)	9,890		(2,989)		(10,611)		(4,160)		(40)	
Restructuring (benefits) costs	34,368		8,379		29,469		(921)		64,289	
Other non-recurring items (4)	-		-		-		-		1,909	
Goodwill and long-lived assets impairment	11,506		292,513		-		-		-	
Adjusted EBITDA	$ 327,819	15.2%	$ 370,031	16.2%	$ 405,288	17.5%	$ 546,361	21.7%	$ 696,447	24.1%

(1) Release of contingent consideration and other acquisition-related (benefits) expenses.
(4) Incremental costs to comply with the European Union's In Vitro Diagnostics Regulation ("IVDR") for previously approved products (2021).
(5) Amount excludes interest income received in connection with legal settlements.